October 31, 2023

BNY MELLON FUNDS TRUST

-BNY Mellon Emerging Markets Fund

Supplement to Current Prospectus

The following information supersedes and replaces the information in the third paragraph in the section "Fund Details – BNY Mellon Emerging Markets Fund" in the prospectus:

The fund's sub-adviser, NIM, an affiliate of BNYM Investment Adviser, employs a bottom-up investment approach which emphasizes individual stock selection. In selecting stocks for the fund's portfolio, NIM considers the qualitative and quantitative attributes of companies within the emerging markets investment universe, which may include governance standards, long term growth outlook, business franchise quality, pricing power, returns on invested capital and financial leverage. NIM's investment professionals are responsible for idea generation and selection through investment analysis in a collaborative team environment. Investment professionals are expected to deliver clear and accountable investment recommendations supporting the portfolio construction efforts. NIM’s multi-dimensional research platform plays an integral part in the fundamental investment process delivering insights that NIM believes are key to navigating the fast-changing market environment. NIM also utilizes a variety of valuation techniques, which may include earnings, asset value, cash flow and cost of capital measurements, in conducting its fundamental analysis. NIM then selects for the fund the stocks believed to be most attractive based on this evaluation. The fund may overweight or underweight certain emerging markets countries, companies, industries or market sectors relative to the MSCI Emerging Markets Index. In addition, the fund may, from time to time, invest a significant portion (more than 20%) of its total assets in securities of companies in certain sectors or located in particular emerging markets countries. As of the date of this supplement, the fund expects to have significant exposure to securities of companies in China, India, South Korea and Taiwan. The fund also currently expects to have significant exposure to securities of companies in the information technology, financials and consumer staples sectors.

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The following information supersedes and replaces the information in the sixth paragraph in the section "Fund Details – BNY Mellon Emerging Markets Fund" in the prospectus:

As part of its investment research process, NIM typically considers environmental, social, and governance (ESG) risks, opportunities and issues, and will conduct ESG reviews of certain investments (depending on the nature of the relevant investment). For example, NIM does not currently view certain types of investments, such as cash, cash equivalents, currency positions, particular types of derivatives and other non-issuer specific instruments, as presenting ESG-related risks, opportunities and/or issues, and believes it is not practicable to evaluate such risks, opportunities and/or issues for certain other investments. NIM's ESG review is designed to identify whether an issuer is taking appropriate measures to manage any material consequences or impact of its policies and operations in relation to ESG matters (e.g., this may include areas such as environmental footprint, labor standards, board structure, etc.) to help assess the attractiveness of an investment. The specific ESG matters considered may differ depending on the nature of the

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investment, sector and/or region and NIM's assessment of the materiality of the ESG-related risks, opportunities and issues to the investment. Although the ESG review is typically a part of NIM's investment selection process, it is not a principal investment strategy for the fund, and a favorable or unfavorable ESG review may not be dispositive of whether the fund will make a particular investment. When NIM makes investment decisions for the fund, ESG considerations are a component of the factors set out above and NIM will not make investment decisions for the fund that are based solely on ESG considerations.

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